UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

ASHFORD HOSPITALITY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31775	86-1062192
(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 490-9600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a) On May 16, 2019, Ashford Hospitality Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 18, 2019, the record date for the Annual Meeting, there were 102,263,586 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 87,242,530 shares, or approximately 85.31% of the eligible voting shares, were represented either in person or by proxy.

(b) At the Annual Meeting, the stockholders voted on the following items:

1. Proposal 1 - To elect seven nominees to the Company’s Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company’s Board of Directors, with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-votes
Monty J. Bennett	58,961,007	7,785,714	20,495,809
Benjamin J. Ansell, M.D.	66,382,800	363,921	20,495,809
Amish Gupta	66,281,963	464,758	20,495,809
Kamal Jafarnia	65,786,730	959,991	20,495,809
Frederick J. Kleisner	66,347,139	399,582	20,495,809
Sheri L. Pantermuehl	66,292,447	454,274	20,495,809
Alan L. Tallis	66,143,225	603,496	20,495,809

2. Proposal 2 - To obtain advisory approval of the Company’s executive compensation. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
63,615,937	2,687,720	443,064	20,495,809

3. Proposal 3 - To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2019. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
86,782,305	206,432	253,793	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2019

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer